EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2019 RESULTS
Actual RevPAR Increased 3.5% for all Hotels
Comparable RevPAR Increased 1.7% for all Hotels Not Under Renovation
Net Loss Attributable to Common Stockholders was $41.8 Million in the 3rd Quarter
Adjusted EBITDAre Increased 4.9% in the 3rd Quarter
Announced Plan to Dispose of Ashford Inc. Shares
Entered into New Franchise Agreement for the Hilton Alexandria Old Town
Announced Plan to Convert the Key West La Concha to Marriott’s Autograph Collection
Announced Sales of Three Hotels for $71.8 Million
Announced the Sale of Parking Lot Adjacent to the Hilton St. Petersburg for $17.5 Million

DALLAS, October 29, 2019 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2019 with the third quarter ended September 30, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate leverage levels to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels;

▪	providing a hedge in the event of uncertain economic times; and

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $41.8 million or $0.42 per diluted share for the quarter.

•	Actual RevPAR for all hotels increased 3.5% to $129.47 during the quarter.

AHT Reports Third Quarter Results

October 29, 2019

•	Comparable RevPAR for all hotels increased 1.4% to $129.64 during the quarter.

•	Comparable RevPAR for all hotels not under renovation increased 1.7% to $128.76 during the quarter.

•	Comparable Total RevPAR for all hotels increased 1.9% during the quarter.

•	Adjusted EBITDAre was $103.1 million for the quarter, an increase of 1.3% over the prior-year quarter.

•	Adjusted funds from operations (AFFO) was $0.28 per diluted share.

•	Based on the closing stock price on October 28, 2019, the Company’s common stock is trading at an approximate 9.2% dividend yield.

•	During the quarter, the Company completed the sale of the Marriott Plaza San Antonio in San Antonio, Texas for $34.0 million.

•	During the quarter, the Company completed the sales of the Courtyard Savannah Downtown in Savannah, Georgia and the Hilton Garden Inn in Wisconsin Dells, Wisconsin for a combined $37.8 million.

•
Subsequent to quarter end, the Company announced the sale of 393,077 shares of Ashford Inc. (NYSE American: AINC) (“Ashford”) to Ashford for net proceeds of approximately $11.8 million and a plan to distribute its remaining shares of Ashford to its shareholders and unitholders.

•
Subsequent to quarter end, the Company entered into a new franchise agreement for the Hilton Alexandria Old Town in Alexandria, Virginia that transitioned the hotel from being Hilton-managed to being managed by Remington Lodging.

•
Subsequent to quarter end, the Company entered into a new franchise agreement with Marriott International to convert the Crowne Plaza Key West La Concha Hotel in Key West, Florida to an Autograph Collection property.

•	Subsequent to quarter end, the Company announced it had sold the parking lot adjacent to the Hilton St. Petersburg in St. Petersburg, Florida for $17.5 million.

•	Capex invested during the quarter was $40.2 million.

ASSET SALES
On August 5, 2019, the Company announced the sale of the 251-room Marriott Plaza San Antonio in San Antonio, Texas for $34.0 million ($135,500 per key). The sales price, inclusive of the buyer’s estimated anticipated capex of $21.3 million, represented a trailing twelve-month cap rate of 4.9% on net operating income and a 17.1x Hotel EBITDA multiple as of June 30, 2019.

On August 15, 2019, the Company announced the sales of the 156-room Courtyard Savannah Downtown in Savannah, Georgia and the 128-room Hilton Garden Inn in Wisconsin Dells, Wisconsin for $37.8 million. The combined sales price, inclusive of the buyers’ estimated anticipated capex of $8.2 million, represented a trailing twelve-month cap rate of 5.3% on net operating income and a 16.2x Hotel EBITDA multiple as of June 30, 2019.

CAPITAL STRUCTURE
At September 30, 2019, the Company had total mortgage loans of $4.1 billion with a blended average interest rate of 5.3% and a weighted average maturity of 5.0 years assuming full extension of the loans.

On October 2, 2019, the Company announced a stock purchase agreement with Ashford Inc. under which Ashford Inc. purchased 393,077 shares of its common stock for $30 per share, resulting in total proceeds of approximately $11.8 million to the Company. The purchase price reflected a premium of approximately 20% based on the closing price of Ashford Inc. common stock on October 1, 2019. Due to the parameters

AHT Reports Third Quarter Results

October 29, 2019

of the private letter ruling from the Internal Revenue Service received by the Company, Ashford Inc. was only able to acquire the shares held by the Company’s taxable REIT subsidiaries. Additionally, the Company announced that it would distribute the remaining 205,086 shares of Ashford Inc. common stock on a pro-rata basis to Ashford Trust common shareholders and unitholders. The pro-rata distribution of Ashford Inc. shares is expected to be completed on November 5, 2019 to shareholders of record as of October 29, 2019.

CONVERSION OF THE HILTON ALEXANDRIA TO A FRANCHISED PROPERTY
On October 3, 2019, the Company announced that it had entered into a new franchise agreement for the 252-room Hilton Alexandria Old Town in Alexandria, Virginia that it acquired in June 2018. Under the new franchise agreement, the hotel transitioned from being Hilton-managed to being managed by Remington Lodging. The management conversion was effective on October 1, 2019 and did not require a Property Improvement Plan (“PIP”).

CONVERSION OF CROWNE PLAZA KEY WEST TO AUTOGRAPH COLLECTION
On October 3, 2019, the Company announced it entered into a new franchise agreement with Marriott International (“Marriott”) to convert the Crowne Plaza Key West La Concha Hotel in Key West, Florida to an Autograph Collection property. The 160-room hotel is ideally located on Duval Street in the heart of Old Town Key West within walking distance of major attractions, shopping, entertainment, and nightlife.

The agreement with Marriott calls for the hotel to be converted to an Autograph Collection property by July 1, 2022, pursuant to a conversion PIP that is currently estimated to be $13.7 million, approximately $7.8 million of which is incremental. The PIP includes updates to the exterior, guestrooms, guest bathrooms, corridors, lobby, restaurant, lounge, pool, and meeting space. The conversion will create a distinctive theme and style for the hotel that is commensurate with the upper-upscale/luxury Autograph product. Post-conversion, Remington Lodging will continue to manage the property pursuant to the new franchise agreement. The Company believes that post-conversion, the new Autograph property should realize a RevPAR premium to the current hotel and that its incremental investment should yield an approximate 19% unlevered internal rate of return.

SALE OF PARKING LOT AT HILTON ST. PETERSBURG
On October 15, 2019, the Company announced the sale of a 1.65-acre (72,068 square foot) parking lot adjacent to the Hilton St. Petersburg Bayfront Hotel in St. Petersburg, Florida for total consideration of $17.5 million to be paid over time. The lot was sold to a Florida-based company and will be developed into a 35-story condominium tower and parking garage. As part of the agreement, following project completion, the Company will have ownership rights to 205 covered parking spaces in the new parking garage for use by Hilton St. Petersburg Bayfront guests. The first payment tranche resulted in approximately $8.0 million of debt paydown.

PORTFOLIO REVPAR
As of September 30, 2019, the portfolio consisted of 118 properties. During the third quarter of 2019, 113 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 118 hotels), and comparable not under renovation basis (113 hotels), is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 1.4% to $129.64 for all hotels on a 1.4% increase in ADR and flat occupancy.

AHT Reports Third Quarter Results

October 29, 2019

•	Comparable RevPAR increased 1.7% to $128.76 for all hotels not under renovation on a 1.5% increase in ADR and a 0.2% increase in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 118 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 12, 2019, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.06 per diluted share for the Company’s common stock for the third quarter ending September 30, 2019, payable on October 15, 2019, to shareholders of record as of September 30, 2019.

“We are pleased with our third quarter operating results and believe that the Company remains well-positioned to capitalize on future opportunities,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “We continue to benefit from our diversified, high-quality portfolio of hotels and expect to see strong results from several of our recent acquisitions. We also have a proven track record of unlocking value in our assets and are excited about our recent announcement of the conversion of the Hilton Alexandria to a franchised property as we believe that there is a valuation premium for franchised hotels. Also, the upbranding of the Key West La Concha Hotel to an Autograph Collection property should elevate the property into a more desirable niche in the very attractive, high-barrier-to-entry, high-RevPAR Key West market. Additionally, disciplined capital recycling remains an important component of our strategy and during the quarter we sold three non-core properties with RevPAR below our portfolio average, but at premium multiples to where we are currently trading. Looking ahead, we are committed to increasing the performance of our portfolio and pursuing value-added initiatives that we believe will enhance returns for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, October 30, 2019, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 689-8573. A replay of the conference call will be available through Wednesday, November 6, 2019, by dialing (412) 317-6671 and entering the confirmation number, 13694100.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2019 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Wednesday, October 30, 2019, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA,

AHT Reports Third Quarter Results

October 29, 2019

EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2019	December 31, 2018
ASSETS
Investments in hotel properties, net	$4,172,030	$4,105,219
Cash and cash equivalents	256,303	319,210
Restricted cash	148,826	120,602
Marketable securities	14,445	21,816
Accounts receivable, net of allowance of $596 and $485, respectively	53,786	37,060
Inventories	4,370	4,224
Investment in Ashford Inc.	—	1,896
Investment in OpenKey	2,928	2,593
Deferred costs, net	2,772	3,449
Prepaid expenses	29,863	19,982
Derivative assets, net	2,386	2,396
Operating lease right-of-use assets	40,807	—
Other assets	14,147	15,923
Intangible assets, net	797	9,824
Due from related party, net	2,743	—
Due from third-party hotel managers	22,848	21,760
Total assets	$4,769,051	$4,685,954

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$4,109,590	$3,927,266
Accounts payable and accrued expenses	168,311	136,757
Dividends and distributions payable	20,641	26,794
Due to Ashford Inc., net	6,616	23,034
Due to related party, net	16	1,477
Due to third-party hotel managers	3,774	2,529
Intangible liabilities, net	2,357	15,483
Operating lease liabilities	43,536	—
Derivative liabilities, net	28	50
Other liabilities	26,100	18,716
Total liabilities	4,380,969	4,152,106

Redeemable noncontrolling interests in operating partnership	78,241	80,743
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at September 30, 2019 and December 31, 2018	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 102,109,649 and 101,035,530 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	1,021	1,010
Additional paid-in capital	1,822,391	1,814,273
Accumulated deficit	(1,514,411)	(1,363,020)
Total shareholders' equity of the Company	309,227	452,489
Noncontrolling interests in consolidated entities	614	616
Total equity	309,841	453,105
Total liabilities and equity	$4,769,051	$4,685,954

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
REVENUE
Rooms	$301,704	$288,016	$910,337	$868,090
Food and beverage	53,738	49,396	182,097	164,869
Other	17,751	17,309	52,430	51,358
Total hotel revenue	373,193	354,721	1,144,864	1,084,317
Other	1,044	1,209	3,239	2,984
Total revenue	374,237	355,930	1,148,103	1,087,301
EXPENSES
Hotel operating expenses
Rooms	66,434	64,197	195,260	187,497
Food and beverage	40,089	37,649	125,534	116,270
Other expenses	118,993	109,992	357,129	332,629
Management fees	13,393	13,198	41,165	40,306
Total hotel operating expenses	238,909	225,036	719,088	676,702
Property taxes, insurance and other	21,972	20,774	64,131	59,363
Depreciation and amortization	67,906	64,923	202,595	192,536
Impairment charges	—	(27)	6,533	1,652
Transaction costs	—	—	2	11
Advisory services fee:
Base advisory fee	8,949	9,156	27,300	26,644
Reimbursable expenses	2,367	2,251	7,763	5,777
Non-cash stock/unit-based compensation	4,648	4,855	13,486	20,540
Incentive fee	—	(3,457)	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	83	—	804	536
Other general and administrative	2,327	3,090	7,124	7,914
Total operating expenses	347,161	326,601	1,048,826	991,675
Gain (loss) on sale of assets and hotel properties	2,362	(9)	2,923	394
OPERATING INCOME (LOSS)	29,438	29,320	102,200	96,020
Equity in earnings (loss) of unconsolidated entities	(278)	310	(2,208)	892
Interest income	836	1,150	2,402	2,779
Other income (expense), net	(328)	(202)	(982)	80
Interest expense, net of premium amortization	(58,692)	(54,057)	(177,979)	(159,063)
Amortization of loan costs	(7,664)	(6,674)	(22,530)	(14,617)
Write-off of premiums, loan costs and exit fees	(426)	(1,572)	(2,578)	(9,316)
Unrealized gain (loss) on marketable securities	315	68	1,721	(758)
Unrealized gain (loss) on derivatives	(2,536)	(2,085)	(4,054)	(3,672)
INCOME (LOSS) BEFORE INCOME TAXES	(39,335)	(33,742)	(104,008)	(87,655)
Income tax benefit (expense)	249	(519)	(3,052)	(2,606)
NET INCOME (LOSS)	(39,086)	(34,261)	(107,060)	(90,261)
(Income) loss from consolidated entities attributable to noncontrolling interest	(10)	(10)	2	8
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,919	6,682	21,582	18,087
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(31,177)	(27,589)	(85,476)	(72,166)
Preferred dividends	(10,645)	(10,645)	(31,933)	(31,933)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(41,822)	$(38,234)	$(117,409)	$(104,099)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.42)	$(0.40)	$(1.19)	$(1.09)
Weighted average common shares outstanding – basic	99,971	97,647	99,790	96,591
Diluted:
Net income (loss) attributable to common stockholders	$(0.42)	$(0.40)	$(1.19)	$(1.09)
Weighted average common shares outstanding – diluted	99,971	97,467	99,790	96,591
Dividends declared per common share:	$0.06	$0.12	$0.24	$0.36

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income (loss)	$(39,086)	$(34,261)	$(107,060)	$(90,261)
Interest expense and amortization of premiums and loan costs, net	66,356	60,731	200,509	173,680
Depreciation and amortization	67,906	64,923	202,595	192,536
Income tax expense (benefit)	(249)	519	3,052	2,606
Equity in (earnings) loss of unconsolidated entities	278	(310)	2,208	(892)
Company's portion of EBITDA of Ashford Inc.	785	(1,607)	4,362	959
Company's portion of EBITDA of OpenKey	(99)	(158)	(308)	(419)
EBITDA	95,891	89,837	305,358	278,209
Impairment charges on real estate	—	(27)	6,533	1,652
(Gain) loss on sale of assets and hotel properties	(2,362)	9	(2,923)	(394)
EBITDAre	93,529	89,819	308,968	279,467
Amortization of unfavorable contract liabilities	82	(39)	160	(117)
Uninsured hurricane related costs	—	(43)	—	(271)
(Gain) loss on insurance settlements	(7)	—	(43)	—
Write-off of premiums, loan costs and exit fees	426	1,572	2,578	9,316
Other (income) expense, net	398	10	1,173	(80)
Transaction, acquisition and management conversion costs	375	391	1,061	596
Legal judgment and related legal costs	6	1	1,822	928
Unrealized (gain) loss on marketable securities	(315)	(68)	(1,721)	758
Unrealized (gain) loss on derivatives	2,536	2,085	4,054	3,672
Dead deal costs	—	52	50	55
Non-cash stock/unit-based compensation	4,905	5,143	14,863	21,946
Company's portion of adjustments to EBITDAre of Ashford Inc.	1,148	2,814	2,679	4,997
Company's portion of adjustments to EBITDAre of OpenKey	8	4	43	12
Adjusted EBITDAre	$103,091	$101,741	$335,687	$321,279
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income (loss)	$(39,086)	$(34,261)	$(107,060)	$(90,261)
(Income) loss from consolidated entities attributable to noncontrolling interest	(10)	(10)	2	8
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,919	6,682	21,582	18,087
Preferred dividends	(10,645)	(10,645)	(31,933)	(31,933)
Net income (loss) attributable to common stockholders	(41,822)	(38,234)	(117,409)	(104,099)
Depreciation and amortization on real estate	67,851	64,865	202,424	192,363
(Gain) loss on sale of assets and hotel properties	(2,362)	9	(2,923)	(394)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(7,919)	(6,682)	(21,582)	(18,087)
Equity in (earnings) loss of unconsolidated entities	278	(310)	2,208	(892)
Impairment charges on real estate	—	(27)	6,533	1,652
Company's portion of FFO of Ashford Inc.	(2,188)	470	(3,590)	1,391
Company's portion of FFO of OpenKey	(101)	(160)	(297)	(426)
FFO available to common stockholders and OP unitholders	13,737	19,931	65,364	71,508
Write-off of premiums, loan costs and exit fees	426	1,572	2,578	9,316
(Gain) loss on insurance settlements	(7)	—	(43)	—
Uninsured hurricane related costs	—	(43)	—	(271)
Other (income) expense, net	398	10	1,173	(80)
Transaction, acquisition and management conversion costs	375	391	1,061	596
Legal judgment and related legal costs	6	1	1,822	928
Unrealized (gain) loss on marketable securities	(315)	(68)	(1,721)	758
Unrealized (gain) loss on derivatives	2,536	2,085	4,054	3,672
Dead deal costs	—	52	50	55
Non-cash stock/unit-based compensation	4,905	5,143	14,863	21,946
Amortization of loan costs	7,663	6,673	22,525	14,612
Company's portion of adjustments to FFO of Ashford Inc.	3,122	(1,453)	7,762	730
Company's portion of adjustments to FFO of OpenKey	9	4	46	12
Adjusted FFO available to common stockholders and OP unitholders	$32,855	$34,298	$119,534	$123,782
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.28	$0.30	$1.00	$1.08
Weighted average diluted shares	119,312	115,318	118,966	115,016

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2019
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (6)	Comparable TTM EBITDA Debt Yield
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(1)	427,000	48,620	11.4%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(1)	395,000	41,435	10.5%
BAML Highland Pool - 19 hotels	April 2020	LIBOR + 3.20%	—	907,030	(1)	907,030	105,021	11.6%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,035	(2)	16,035	2,509	15.6%
BAML Le Pavillon - 1 hotel	June 2020	LIBOR + 5.10%	—	43,750	(3)	43,750	2,756	6.3%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(1)	180,720	21,023	11.6%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(1)	174,400	21,150	12.1%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(1)	221,040	21,568	9.8%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(1)	262,640	28,054	10.7%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(1)	160,000	25,109	15.7%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(1)	215,120	23,538	10.9%
Morgan Stanley Ann Arbor - 1 hotel	July 2020	LIBOR + 4.40%	—	35,200	(4)	35,200	3,191	9.1%
Morgan Stanley - 8 hotels	July 2020	LIBOR + 4.33%	—	144,000	(4)	144,000	10,966	7.6%
GACC Gateway - 1 hotel	November 2020	6.26%	92,030	—		92,030	12,830	13.9%
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(5)	25,000	3,934	15.7%
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(1)	240,000	34,162	14.2%
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(2)	145,000	8,593	5.9%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,689	15.1%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	52,100	—		52,100	5,254	10.1%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	8,150	11.1%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,791	—		6,791	1,087	16.0%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,911	—		9,911	1,922	19.4%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,323	—		6,323	1,083	17.1%
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881	861	9.7%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	64,555	—		64,555	6,818	10.6%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,914	—		11,914	1,324	11.1%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,819	—		23,819	3,064	12.9%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,572	—		19,572	2,585	13.2%
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,623	—		50,623	8,623	17.0%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	25,043	—		25,043	3,043	12.2%
Unencumbered hotels			—	—		—	1,934	N/A
Total			$362,681	$3,771,266		$4,133,947	$474,896	11.5%
Percentage			8.8%	91.2%		100.0%
Weighted average interest rate			5.30%	5.31%		5.31%
All indebtedness is non-recourse.

(1)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(2)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2019.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in July 2019.

(5)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(6)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2019
(dollars in thousands)
(unaudited)

	2019	2020	2021	2022	2023	Thereafter	Total
BAML Le Pavillon - 1 hotel	—	43,750	—	—	—	—	43,750
Morgan Stanley - 8 hotels	—	144,000	—	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	35,200	—	—	—	—	35,200
GACC Gateway - 1 hotel	—	89,886	—	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	15,470	—	—	15,470
Prudential Boston Back Bay - 1 hotel	—	—	—	97,000	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	48,182	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	73,450	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	—	25,000	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	—	—	—	—	—	145,000	145,000
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Southside Bank Ashton - 1 hotel	—	—	—	—	—	8,881	8,881
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	—	22,030	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	—	907,030	907,030
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	—	312,836	—	112,470	146,632	3,532,134	4,104,072
Scheduled amortization payments remaining	1,837	7,039	5,702	5,862	5,242	4,193	29,875
Total indebtedness	$1,837	$319,875	$5,702	$118,332	$151,874	$3,536,327	$4,133,947

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$300,832	$(2,146)	$298,686	$287,104	$7,568	$294,672	4.78%	1.36%
RevPAR	$129.47	$(110.04)	$129.64	$125.15	$747.89	$127.89	3.45%	1.37%
Occupancy	78.40%	(81.47)%	78.37%	78.04%	152.39%	78.37%	0.46%	—%
ADR	$165.15	$(135.08)	$165.41	$160.36	$490.77	$163.18	2.99%	1.37%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$907,262	$(9,967)	$897,295	$864,604	$17,516	$882,120	4.93%	1.72%
RevPAR	$130.79	$(99.81)	$131.24	$127.19	$533.03	$129.14	2.84%	1.63%
Occupancy	77.41%	(76.94)%	77.41%	77.59%	102.57%	77.71%	(0.23)%	(0.38)%
ADR	$168.97	$(129.72)	$169.54	$163.92	$519.69	$166.18	3.08%	2.02%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$277,856	$(2,146)	$275,710	$263,632	$7,568	$271,200	5.40%	1.66%
RevPAR	$128.59	$(110.04)	$128.76	$123.69	$747.89	$126.64	3.96%	1.67%
Occupancy	78.54%	(81.47)%	78.51%	78.01%	152.39%	78.36%	0.68%	0.19%
ADR	$163.73	$(135.08)	$164.00	$158.56	$490.77	$161.61	3.26%	1.48%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$834,322	$(9,967)	$824,355	$792,138	$17,516	$809,654	5.33%	1.82%
RevPAR	$129.28	$(99.81)	$129.74	$125.44	$533.03	$127.55	3.06%	1.72%
Occupancy	77.35%	(76.94)%	77.35%	77.35%	102.57%	77.48%	—%	(0.17)%
ADR	$167.14	$(129.72)	$167.73	$162.17	$519.69	$164.62	3.07%	1.89%
NOTES:

(1)
The above comparable information assumes the 113 hotel properties owned and included in the Company’s operations at September 30, 2019, and not under renovation during the three months ended September 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$371,999	$353,504	5.23%	$1,140,722	$1,079,802	5.64%
Non-comparable adjustments	(2,468)	9,224		(12,576)	23,336
Comparable total hotel revenue	$369,531	$362,728	1.88%	$1,128,146	$1,103,138	2.27%

Hotel EBITDA	$115,796	$111,389	3.96%	$373,032	$356,795	4.55%
Non-comparable adjustments	(615)	4,085		(3,798)	8,064
Comparable hotel EBITDA	$115,181	$115,474	(0.25)%	$369,234	$364,859	1.20%
Hotel EBITDA margin	31.13%	31.51%	(0.38)%	32.70%	33.04%	(0.34)%
Comparable hotel EBITDA margin	31.17%	31.83%	(0.66)%	32.73%	33.07%	(0.34)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$98	$101	(2.97)%	$263	$258	1.94%
Hotel EBITDA attributable to the Company and OP unitholders	$115,698	$111,288	3.96%	$372,769	$356,537	4.55%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$115,083	$115,373	(0.25)%	$368,971	$364,601	1.20%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2019	2018	% Variance	2019	2018	% Variance
Total hotel revenue	$340,019	$322,292	5.50%	$1,036,556	$983,297	5.42%
Non-comparable adjustments	(2,468)	9,224		(12,576)	23,336
Comparable total hotel revenue	$337,551	$331,516	1.82%	$1,023,980	$1,006,633	1.72%

Hotel EBITDA	$104,748	$100,360	4.37%	$333,651	$321,875	3.66%
Non-comparable adjustments	(615)	4,040		(3,798)	7,935
Comparable hotel EBITDA	$104,133	$104,400	(0.26)%	$329,853	$329,810	0.01%
Hotel EBITDA margin	30.81%	31.14%	(0.33)%	32.19%	32.73%	(0.54)%
Comparable hotel EBITDA margin	30.85%	31.49%	(0.64)%	32.21%	32.76%	(0.55)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$98	$101	(2.97)%	$263	$258	1.94%
Hotel EBITDA attributable to the Company and OP unitholders	$104,650	$100,259	4.38%	$333,388	$321,617	3.66%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$104,035	$104,299	(0.25)%	$329,590	$329,552	0.01%
NOTES:

(1)
The above comparable information assumes the 113 hotel properties owned and included in the Company’s operations at September 30, 2019, and not under renovation during the three months ended September 30, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2019	2019	2019	2019	2019	2019	2018	2018	2018
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$371,999	$(2,468)	$369,531	$412,671	$(6,102)	$406,569	$356,052	$(4,007)	$352,045	$341,229	$6,795	$348,024
Hotel EBITDA	$115,796	$(615)	$115,181	$145,327	$(1,631)	$143,696	$111,909	$(1,552)	$110,357	$102,549	$3,113	$105,662
Hotel EBITDA margin	31.13%		31.17%	35.22%		35.34%	31.43%		31.35%	30.05%		30.36%

EBITDA % of total TTM	24.3%		24.3%	30.6%		30.3%	23.5%		23.2%	21.6%		22.2%

JV interests in EBITDA	$98	$—	$98	$105	$—	$105	$60	$—	$60	$63	$—	$63

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total hotel revenue	$1,481,951	$(5,782)	$1,476,169
Hotel EBITDA	$475,581	$(685)	$474,896
Hotel EBITDA margin	32.09%		32.17%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$326	$—	$326
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$131.62	$—	$131.62	$128.47	$—	$128.47	2.5%	2.5%
Boston, MA Area	3	915	220.28	—	220.28	217.08	—	217.08	1.5%	1.5%
Dallas / Ft. Worth, TX Area	7	1,518	97.52	—	97.52	103.19	—	103.19	(5.5)%	(5.5)%
Houston, TX Area	3	692	98.68	—	98.68	100.18	—	100.18	(1.5)%	(1.5)%
Los Angeles, CA Metro Area	6	1,619	134.56	—	134.56	129.81	—	129.81	3.7%	3.7%
Miami, FL Metro Area	3	588	95.78	—	95.78	93.92	—	93.92	2.0%	2.0%
Minneapolis - St. Paul, MN-WI Area	4	809	127.53	—	127.53	133.42	—	133.42	(4.4)%	(4.4)%
Nashville, TN Area	1	673	205.28	—	205.28	207.60	—	207.60	(1.1)%	(1.1)%
New York / New Jersey Metro Area	7	2,051	144.90	—	144.90	122.75	208.20	135.66	18.0%	6.8%
Orlando, FL Area	3	734	91.68	—	91.68	92.44	—	92.44	(0.8)%	(0.8)%
Philadelphia, PA Area	3	648	113.40	—	113.40	115.70	—	115.70	(2.0)%	(2.0)%
San Diego, CA Area	2	410	135.57	—	135.57	138.61	—	138.61	(2.2)%	(2.2)%
San Francisco - Oakland, CA Metro Area	7	1,547	171.36	—	171.36	172.17	204.78	175.92	(0.5)%	(2.6)%
Tampa, FL Area	2	571	96.33	—	96.33	87.28	—	87.28	10.4%	10.4%
Washington D.C. - MD - VA Area	9	2,426	134.72	—	134.72	126.23	—	126.23	6.7%	6.7%
Other Areas	49	8,417	116.86	(110.04)	117.03	113.08	(49.54)	115.93	3.3%	0.9%
Total Portfolio	118	25,044	$129.47	$(110.04)	$129.64	$125.15	$747.89	$127.89	3.5%	1.4%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$5,557	$—	$5,557	4.8%	$6,135	$13	$6,148	5.3%	(9.4)%	(9.6)%
Boston, MA Area	3	915	8,821	—	8,821	7.7%	9,110	33	9,143	7.9%	(3.2)%	(3.5)%
Dallas / Ft. Worth, TX Area	7	1,518	5,122	—	5,122	4.4%	5,449	62	5,511	4.8%	(6.0)%	(7.1)%
Houston, TX Area	3	692	2,223	—	2,223	1.9%	2,371	28	2,399	2.1%	(6.2)%	(7.3)%
Los Angeles, CA Metro Area	6	1,619	7,818	—	7,818	6.8%	7,388	(36)	7,352	6.4%	5.8%	6.3%
Miami, FL Metro Area	3	588	938	—	938	0.8%	1,027	(3)	1,024	0.9%	(8.7)%	(8.4)%
Minneapolis - St. Paul, MN-WI Area	4	809	3,648	—	3,648	3.2%	4,159	16	4,175	3.6%	(12.3)%	(12.6)%
Nashville, TN Area	1	673	6,719	—	6,719	5.8%	6,577	(1.00)	6,576	5.7%	2.2%	2.2%
New York / New Jersey Metro Area	7	2,051	10,204	—	10,204	8.9%	7,527	2,126	9,653	8.4%	35.6%	5.7%
Orlando, FL Area	3	734	1,258	—	1,258	1.1%	1,350	(5)	1,345	1.2%	(6.8)%	(6.5)%
Philadelphia, PA Area	3	648	2,417	—	2,417	2.1%	2,437	(30)	2,407	2.1%	(0.8)%	0.4%
San Diego, CA Area	2	410	2,041	—	2,041	1.8%	2,180	(7)	2,173	1.9%	(6.4)%	(6.1)%
San Francisco - Oakland, CA Metro Area	7	1,547	10,683	—	10,683	9.3%	10,038	1,693	11,731	10.2%	6.4%	(8.9)%
Tampa, FL Area	2	571	1,234	—	1,234	1.1%	1,185	(87)	1,098	1.0%	4.1%	12.4%
Washington D.C. - MD - VA Area	9	2,426	10,796	—	10,796	9.4%	9,743	12	9,755	8.4%	10.8%	10.7%
Other Areas	49	8,417	36,317	(615)	35,702	30.9%	34,713	271	34,984	30.1%	4.6%	2.1%
Total Portfolio	118	25,044	$115,796	$(615)	$115,181	100.0%	$111,389	$4,085	$115,474	100.0%	4.0%	(0.3)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$142.68	$—	$142.68	$131.43	$—	$131.43	8.6%	8.6%
Boston, MA Area	3	915	187.73	—	187.73	180.33	—	180.33	4.1%	4.1%
Dallas / Ft. Worth, TX Area	7	1,518	109.82	—	109.82	114.44	—	114.44	(4.0)%	(4.0)%
Houston, TX Area	3	692	105.14	—	105.14	109.04	—	109.04	(3.6)%	(3.6)%
Los Angeles, CA Metro Area	6	1,619	137.71	—	137.71	135.55	—	135.55	1.6%	1.6%
Miami, FL Metro Area	3	588	130.26	—	130.26	137.37	—	137.37	(5.2)%	(5.2)%
Minneapolis - St. Paul, MN-WI Area	4	809	113.46	—	113.46	127.81	—	127.81	(11.2)%	(11.2)%
Nashville, TN Area	1	673	214.07	—	214.07	207.65	—	207.65	3.1%	3.1%
New York / New Jersey Metro Area	7	2,051	133.01	118.67	132.85	119.29	173.50	127.07	11.5%	4.5%
Orlando, FL Area	3	734	113.65	—	113.65	108.61	—	108.61	4.6%	4.6%
Philadelphia, PA Area	3	648	104.38	—	104.38	105.07	—	105.07	(0.7)%	(0.7)%
San Diego, CA Area	2	410	126.66	—	126.66	127.08	—	127.08	(0.3)%	(0.3)%
San Francisco - Oakland, CA Metro Area	7	1,547	170.37	109.80	168.94	164.78	162.17	164.48	3.4%	2.7%
Tampa, FL Area	2	571	125.67	—	125.67	116.11	(154.79)	112.62	8.2%	11.6%
Washington D.C. - MD - VA Area	9	2,426	144.13	—	144.13	138.94	235.98	143.14	3.7%	0.7%
Other Areas	49	8,417	115.56	(101.72)	116.26	112.79	(79.75)	114.37	2.5%	1.7%
Total Portfolio	118	25,044	$130.79	$(99.81)	$131.24	$127.19	$533.03	$129.14	2.8%	1.6%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$22,051	$8	$22,059	6.0%	$18,644	$16	$18,660	5.1%	18.2%	18.2%
Boston, MA Area	3	915	20,035	—	20,035	5.4%	19,270	101	19,371	5.3%	4.0%	3.4%
Dallas / Ft. Worth, TX Area	7	1,518	19,653	—	19,653	5.3%	20,626	185	20,811	5.7%	(4.7)%	(5.6)%
Houston, TX Area	3	692	7,942	—	7,942	2.2%	9,008	85	9,093	2.5%	(11.8)%	(12.7)%
Los Angeles, CA Metro Area	6	1,619	25,644	—	25,644	6.9%	25,717	(108)	25,609	7.0%	(0.3)%	0.1%
Miami, FL Metro Area	3	588	8,209	—	8,209	2.2%	9,373	(9)	9,364	2.6%	(12.4)%	(12.3)%
Minneapolis - St. Paul, MN-WI Area	4	809	8,185	—	8,185	2.2%	11,519	47	11,566	3.2%	(28.9)%	(29.2)%
Nashville, TN Area	1	673	23,512	—	23,512	6.4%	18,666	—	18,666	5.1%	26.0%	26.0%
New York / New Jersey Metro Area	7	2,051	28,195	69	28,264	7.7%	22,985	3,728	26,713	7.3%	22.7%	5.8%
Orlando, FL Area	3	734	7,647	—	7,647	2.1%	7,181	(14)	7,167	2.0%	6.5%	6.7%
Philadelphia, PA Area	3	648	6,148	—	6,148	1.7%	6,554	(91)	6,463	1.8%	(6.2)%	(4.9)%
San Diego, CA Area	2	410	5,551	—	5,551	1.5%	5,774	(22)	5,752	1.6%	(3.9)%	(3.5)%
San Francisco - Oakland, CA Metro Area	7	1,547	31,187	218	31,405	8.5%	28,077	3,389	31,466	8.6%	11.1%	(0.2)%
Tampa, FL Area	2	571	8,707	—	8,707	2.4%	8,968	(1,160)	7,808	2.1%	(2.9)%	11.5%
Washington D.C. - MD - VA Area	9	2,426	38,190	—	38,190	10.3%	33,087	4,736	37,823	10.4%	15.4%	1.1%
Other Areas	49	8,417	112,176	(4,093)	108,083	29.2%	111,346	(2,819)	108,527	29.7%	0.7%	(0.4)%
Total Portfolio	118	25,044	$373,032	$(3,798)	$369,234	100.0%	$356,795	$8,064	$364,859	100.0%	4.6%	1.2%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2019
(in thousands, except share price)
(unaudited)

September 30, 2019
Common stock shares outstanding	102,110
Partnership units outstanding	21,941
Combined common stock shares and partnership units outstanding	124,051
Common stock price	$3.31
Market capitalization	$410,609
Series D cumulative preferred stock	$59,735
Series F cumulative preferred stock	$120,000
Series G cumulative preferred stock	$155,000
Series H cumulative preferred stock	$95,000
Series I cumulative preferred stock	$135,000
Indebtedness	$4,133,947
Joint venture partner's share of consolidated indebtedness	$(1,967)
Net working capital (see below)	$(345,801)
Total enterprise value (TEV)	$4,761,523

Ashford Inc. Investment:
Common stock shares owned	598
Common stock price	$24.24
Market value of Ashford Inc. investment	$14,499

Cash and cash equivalents	$256,132
Restricted cash	$148,611
Accounts receivable, net	$53,764
Prepaid expenses	$29,841
Investment in securities	$14,445
Due from third-party hotel managers, net	$19,076
Market value of Ashford Inc. investment	$14,499
Total current assets	$536,368

Accounts payable, net & accrued expenses	$166,035
Dividends and distributions payable	$20,641
Due to affiliates, net	$3,891
Total current liabilities	$190,567

Net working capital*	$345,801
* Includes the Company’s pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Courtyard Louisville Airport	150	x
Embassy Suites Crystal City	269	x
Fairfield Inn and Suites Kennesaw	86		x	x
Hampton Inn Buford Mall of Georgia	92	x
Hampton Inn Suites Columbus Easton	145	x
Hilton Garden Inn BWI Airport	158	x	x
Hilton Fort Worth	294			x	x
Hyatt Regency Coral Gables	254	x
Marriott Bridgewater	347				x
Marriott Crystal Gateway	701	x
Marriott DFW Airport	491	x	x	x
Marriott RTP	225			x	x
One Ocean Resort	193	x
Renaissance Nashville	673	x	x	x
W Minneapolis Hotel - The Foshay	229				x
Westin Princeton	296	x
Total		11	4	5	4

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2019	2019	2018	September 30, 2019
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$42,625	$63,002	$38,235	$10,820	$154,682
Non-property adjustments	(2,274)	6,205	(268)	20,730	24,393
Interest income	(103)	(76)	(76)	(90)	(345)
Interest expense	5,004	5,165	4,423	2,355	16,947
Amortization of loan costs	447	440	424	210	1,521
Depreciation and amortization	67,681	67,303	66,987	65,737	267,708
Income tax expense (benefit)	44	63	43	109	259
Non-hotel EBITDA ownership expense	2,372	3,225	2,141	2,678	10,416
Hotel EBITDA including amounts attributable to noncontrolling interest	115,796	145,327	111,909	102,549	475,581
Non-comparable adjustments	(615)	(1,631)	(1,552)	3,113	(685)
Comparable hotel EBITDA	$115,181	$143,696	$110,357	$105,662	$474,896
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$38,386	$4,239	$42,625	$(13)	$(81,698)	$(39,086)
Non-property adjustments	(2,274)	—	(2,274)	(70)	2,344	—
Interest income	(103)	—	(103)	—	103	—
Interest expense	5,004	—	5,004	—	53,688	58,692
Amortization of loan cost	447	—	447	—	7,217	7,664
Depreciation and amortization	61,328	6,353	67,681	176	49	67,906
Income tax expense (benefit)	8	36	44	—	(293)	(249)
Non-hotel EBITDA ownership expense	1,952	420	2,372	9	(2,381)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	104,748	11,048	115,796	102	(20,971)	94,927
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(98)	—	(98)	—	98	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	278	278
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	785	785
Company's portion of EBITDA of OpenKey	—	—	—	—	(99)	(99)
Hotel EBITDA attributable to the Company and OP unitholders	$104,650	$11,048	$115,698	$102	$(19,909)	$95,891
Non-comparable adjustments	(615)	—	(615)
Comparable hotel EBITDA	$104,133	$11,048	$115,181
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$54,140	$8,862	$63,002	$50	$(84,404)	$(21,352)
Non-property adjustments	6,205	—	6,205	—	(6,205)	—
Interest income	(76)	—	(76)	—	76	—
Interest expense	5,165	—	5,165	—	55,214	60,379
Amortization of loan cost	440	—	440	—	7,168	7,608
Depreciation and amortization	61,457	5,846	67,303	159	49	67,511
Income tax expense (benefit)	15	48	63	—	3,643	3,706
Non-hotel EBITDA ownership expense	3,046	179	3,225	7	(3,232)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	130,392	14,935	145,327	216	(27,691)	117,852
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(105)	—	(105)	—	105	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	867	867
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	1,703	1,703
Company's portion of EBITDA of OpenKey	—	—	—	—	(94)	(94)
Hotel EBITDA attributable to the Company and OP unitholders	$130,287	$14,935	$145,222	$216	$(25,110)	$120,328
Non-comparable adjustments	(1,631)	—	(1,631)
Comparable hotel EBITDA	$128,761	$14,935	$143,696
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$30,462	$7,773	$38,235	$269	$(85,126)	$(46,622)
Non-property adjustments	(268)	—	(268)	—	268	—
Interest income	(76)	—	(76)	—	76	—
Interest expense	4,423	—	4,423	—	54,485	58,908
Amortization of loan cost	424	—	424	—	6,834	7,258
Depreciation and amortization	61,483	5,504	66,987	142	49	67,178
Income tax expense (benefit)	3	40	43	—	(448)	(405)
Non-hotel EBITDA ownership expense	2,060	81	2,141	9	(2,150)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	98,511	13,398	111,909	420	(26,012)	86,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(60)	—	(60)	—	60	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,063	1,063
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	1,874	1,874
Company's portion of EBITDA of OpenKey	—	—	—	—	(115)	(115)
Hotel EBITDA attributable to the Company and OP unitholders	$98,451	$13,398	$111,849	$420	$(23,130)	$89,139
Non-comparable adjustments	(1,552)	—	(1,552)
Comparable hotel EBITDA	$96,959	$13,398	$110,357
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$5,193	$5,627	$10,820	$25	$(76,893)	$(66,048)
Non-property adjustments	20,729	1	20,730	—	(20,730)	—
Interest income	(91)	1	(90)	—	90	—
Interest expense	2,355	—	2,355	—	53,926	56,281
Amortization of loan cost	210	—	210	—	6,615	6,825
Depreciation and amortization	60,490	5,247	65,737	138	47	65,922
Income tax expense (benefit)	(20)	129	109	—	67	176
Non-hotel EBITDA ownership expense	2,553	125	2,678	13	(2,691)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	91,419	11,130	102,549	176	(39,569)	63,156
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	63	—	63	—	(63)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	25	25
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,486	2,486
Company's portion of EBITDA of OpenKey	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$91,482	$11,130	$102,612	$176	$(37,274)	$65,514
Non-comparable adjustments	3,070	43	3,113
Comparable hotel EBITDA	$94,489	$11,173	$105,662
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$36,914	$6,011	$42,925	$91	$(77,277)	$(34,261)
Non-property adjustments	(17)	—	(17)	—	17	—
Interest income	(73)	—	(73)	—	73	—
Interest expense	2,096	—	2,096	—	51,961	54,057
Amortization of loan cost	149	—	149	—	6,525	6,674
Depreciation and amortization	59,874	4,871	64,745	128	50	64,923
Income tax expense (benefit)	14	—	14	—	505	519
Non-hotel EBITDA ownership expense	1,403	147	1,550	9	(1,559)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	100,360	11,029	111,389	228	(19,705)	91,912
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(101)	—	(101)	—	101	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(310)	(310)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,607)	(1,607)
Company's portion of EBITDA of OpenKey	—	—	—	—	(158)	(158)
Hotel EBITDA attributable to the Company and OP unitholders	$100,259	$11,029	$111,288	$228	$(21,679)	$89,837
Non-comparable adjustments	4,040	45	4,085
Comparable hotel EBITDA	$104,400	$11,074	$115,474
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$122,988	$20,874	$143,862	$306	$(251,228)	$(107,060)
Non-property adjustments	3,663	—	3,663	(70)	(3,593)	—
Interest income	(255)	—	(255)	—	255	—
Interest expense	14,592	—	14,592	—	163,387	177,979
Amortization of loan cost	1,311	—	1,311	—	21,219	22,530
Depreciation and amortization	184,268	17,704	201,972	477	146	202,595
Income tax expense (benefit)	26	124	150	—	2,902	3,052
Non-hotel EBITDA ownership expense	7,058	679	7,737	26	(7,763)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	333,651	39,381	373,032	739	(74,675)	299,096
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(263)	—	(263)	—	263	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,208	2,208
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	4,362	4,362
Company's portion of EBITDA of OpenKey	—	—	—	—	(308)	(308)
Hotel EBITDA attributable to the Company and OP unitholders	$333,388	$39,381	$372,769	$739	$(68,150)	$305,358
Non-comparable adjustments	(3,798)	—	(3,798)
Comparable hotel EBITDA	$329,853	$39,381	$369,234
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$131,423	$20,675	$152,098	$818	$(243,177)	$(90,261)
Non-property adjustments	1,259	(1)	1,258	—	(1,258)	—
Interest income	(160)	(1)	(161)	—	161	—
Interest expense	5,330	—	5,330	—	153,733	159,063
Amortization of loan cost	439	—	439	—	14,178	14,617
Depreciation and amortization	178,123	13,876	191,999	390	147	192,536
Income tax expense (benefit)	23	—	23	—	2,583	2,606
Non-hotel EBITDA ownership expense	5,438	371	5,809	19	(5,828)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	321,875	34,920	356,795	1,227	(79,461)	278,561
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(258)	—	(258)	—	258	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(892)	(892)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	959	959
Company's portion of EBITDA of OpenKey	—	—	—	—	(419)	(419)
Hotel EBITDA attributable to the Company and OP unitholders	$321,617	$34,920	$356,537	$1,227	$(79,555)	$278,209
Non-comparable adjustments	7,935	129	8,064
Comparable hotel EBITDA	$329,810	$35,049	$364,859
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Fairfield Inn and Suites Kennesaw, Hilton Fort Worth, Marriott DFW Airport, Marriott RTP, Renaissance Nashville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$901	$4,472	$577	$775	$3,447	$(1,469)	$1,597	$3,806	$3,143
Non-property adjustments	—	—	—	(7)	—	—	—	—	—
Interest income	(1)	—	(2)	—	(3)	(1)	(36)	—	(9)
Interest expense	206	1,054	—	—	—	—	—	—	2,255
Amortization of loan costs	41	58	—	—	—	—	—	—	182
Depreciation and amortization	4,312	3,187	4,452	1,406	4,357	2,373	2,089	2,550	4,325
Income tax expense (benefit)	—	—	—	—	—	—	—	35	—
Non-hotel EBITDA ownership expense	98	50	95	49	17	35	(2)	328	308
Hotel EBITDA including amounts attributable to noncontrolling interest	5,557	8,821	5,122	2,223	7,818	938	3,648	6,719	10,204
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,557	$8,821	$5,122	$2,223	$7,818	$938	$3,648	$6,719	$10,204

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,071)	$705	$1,232	$6,402	$(432)	$1,577	$16,963	$42,625
Non-property adjustments	—	—	—	—	—	—	(2,267)	(2,274)
Interest income	(4)	(1)	(2)	(11)	—	(16)	(17)	(103)
Interest expense	—	—	—	299	—	881	309	5,004
Amortization of loan costs	—	—	—	15	—	57	94	447
Depreciation and amortization	2,268	1,617	798	3,379	1,583	8,172	20,813	67,681
Income tax expense (benefit)	—	—	—	—	—	—	9	44
Non-hotel EBITDA ownership expense	65	96	13	599	83	125	413	2,372
Hotel EBITDA including amounts attributable to noncontrolling interest	1,258	2,417	2,041	10,683	1,234	10,796	36,317	115,796
Non-comparable adjustments	—	—	—	—	—	—	(615)	(615)
Comparable hotel EBITDA	$1,258	$2,417	$2,041	$10,683	$1,234	$10,796	$35,702	$115,181
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,514	$4,363	$2,042	$814	$2,524	$(923)	$1,558	$4,194	$3,270
Non-property adjustments	—	—	—	1	—	(21)	—	—	—
Interest income	(1)	—	(2)	—	(4)	(1)	(15)	—	(10)
Interest expense	206	1,014	—	—	—	—	—	—	—
Amortization of loan costs	39	55	—	—	—	—	—	—	—
Depreciation and amortization	3,318	3,607	3,392	1,386	4,623	2,000	2,567	2,371	4,079
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	59	71	17	170	245	(28)	49	12	188
Hotel EBITDA including amounts attributable to noncontrolling interest	6,135	9,110	5,449	2,371	7,388	1,027	4,159	6,577	7,527
Non-comparable adjustments	13	33	62	28	(36)	(3)	16	(1)	2,126
Comparable hotel EBITDA	$6,148	$9,143	$5,511	$2,399	$7,352	$1,024	$4,175	$6,576	$9,653

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(684)	$731	$1,274	$6,828	$(443)	$1,376	$13,487	$42,925
Non-property adjustments	1	—	—	—	20	(4)	(14)	(17)
Interest income	(3)	(1)	(2)	(6)	—	(12)	(18)	(75)
Interest expense	—	—	—	—	—	872	4	2,096
Amortization of loan costs	—	—	—	—	—	54	—	148
Depreciation and amortization	2,008	1,653	884	3,138	1,580	7,417	20,723	64,746
Income tax expense (benefit)	—	—	—	—	—	—	14	14
Non-hotel EBITDA ownership expense	28	54	24	78	28	40	517	1,552
Hotel EBITDA including amounts attributable to noncontrolling interest	1,350	2,437	2,180	10,038	1,185	9,743	34,713	111,389
Non-comparable adjustments	(5)	(30)	(7)	1,693	(87)	12	271	4,085
Comparable hotel EBITDA	$1,345	$2,407	$2,173	$11,731	$1,098	$9,755	$34,984	$115,474
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$8,864	$6,971	$6,898	$3,289	$11,895	$1,235	$1,722	$15,364	$6,362
Non-property adjustments	—	—	—	(43)	—	—	(47)	—	(326)
Interest income	(4)	—	(7)	—	(9)	(3)	(49)	—	(31)
Interest expense	643	3,238	—	—	—	—	—	—	6,354
Amortization of loan costs	121	171	—	—	—	—	—	—	537
Depreciation and amortization	11,700	9,431	12,480	4,353	13,351	6,825	6,335	7,551	13,955
Income tax expense (benefit)	—	—	—	—	—	—	—	124	—
Non-hotel EBITDA ownership expense	727	224	282	343	407	152	224	473	1,344
Hotel EBITDA including amounts attributable to noncontrolling interest	22,051	20,035	19,653	7,942	25,644	8,209	8,185	23,512	28,195
Non-comparable adjustments	8	—	—	—	—	—	—	—	69
Comparable hotel EBITDA	$22,059	$20,035	$19,653	$7,942	$25,644	$8,209	$8,185	$23,512	$28,264

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$876	$1,100	$3,102	$19,623	$3,835	$10,951	$41,775	$143,862
Non-property adjustments	—	—	—	(71)	—	—	4,150	3,663
Interest income	(12)	(3)	(5)	(30)	—	(52)	(50)	(255)
Interest expense	—	—	—	707	—	2,706	944	14,592
Amortization of loan costs	—	—	—	35	—	169	278	1,311
Depreciation and amortization	6,611	4,883	2,420	9,957	4,754	24,067	63,298	201,971
Income tax expense (benefit)	—	—	—	—	—	—	26	150
Non-hotel EBITDA ownership expense	172	168	34	966	118	349	1,755	7,738
Hotel EBITDA including amounts attributable to noncontrolling interest	7,647	6,148	5,551	31,187	8,707	38,190	112,176	373,032
Non-comparable adjustments	—	—	—	218	—	—	(4,093)	(3,798)
Comparable hotel EBITDA	$7,647	$6,148	$5,551	$31,405	$8,707	$38,190	$108,083	$369,234
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$8,336	$4,779	$10,072	$4,691	$11,736	$3,658	$3,769	$12,095	$10,359
Non-property adjustments	—	—	—	(134)	—	(120)	—	—	—
Interest income	(3)	—	(5)	—	(7)	(2)	(38)	—	(21)
Interest expense	583	2,846	—	—	—	—	—	—	—
Amortization of loan costs	115	165	—	—	—	—	—	—	—
Depreciation and amortization	9,231	11,176	10,280	4,102	13,758	5,716	7,639	6,526	12,387
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	382	304	279	349	230	121	149	45	260
Hotel EBITDA including amounts attributable to noncontrolling interest	18,644	19,270	20,626	9,008	25,717	9,373	11,519	18,666	22,985
Non-comparable adjustments	16	101	185	85	(108)	(9)	47	—	3,728
Comparable hotel EBITDA	$18,660	$19,371	$20,811	$9,093	$25,609	$9,364	$11,566	$18,666	$26,713

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,357	$1,473	$2,618	$18,497	$4,116	$9,351	$45,191	$152,098
Non-property adjustments	(39)	—	—	—	(374)	1,941	(16)	1,258
Interest income	(7)	(2)	(3)	(15)	—	(23)	(37)	(163)
Interest expense	—	—	—	—	—	872	1,029	5,330
Amortization of loan costs	—	—	—	—	—	54	104	438
Depreciation and amortization	5,816	4,894	2,691	9,287	5,068	20,598	62,831	192,000
Income tax expense (benefit)	—	—	—	—	—	—	23	23
Non-hotel EBITDA ownership expense	54	189	468	308	158	294	2,221	5,811
Hotel EBITDA including amounts attributable to noncontrolling interest	7,181	6,554	5,774	28,077	8,968	33,087	111,346	356,795
Non-comparable adjustments	(14)	(91)	(22)	3,389	(1,160)	4,736	(2,819)	8,064
Comparable hotel EBITDA	$7,167	$6,463	$5,752	$31,466	$7,808	$37,823	$108,527	$364,859
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$12,642	$12,648	$4,800	$14,078	$10,698	$9,111	$32,670	$19,426	$1,692	$17,287	$2,377
Non-property adjustments	(75)	—	—	(404)	—	—	12,534	(528)	—	—	—
Interest income	(22)	(16)	(3)	(1)	—	(36)	—	(17)	—	(119)	(8)
Interest expense	—	—	—	—	2	—	—	—	7	3	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	8,322	8,377	16,092	14,146	13,372	13,720	62,313	28,621	8,864	23,804	6,155
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	156	155	673	235	1,052	752	2,257	1,083	406	464	100
Hotel EBITDA including amounts attributable to noncontrolling interest	21,032	21,160	21,562	28,054	25,124	23,547	109,774	48,585	10,969	41,439	8,624
Non-comparable adjustments	(9)	(10)	6	—	(15)	(9)	(4,753)	35	(3)	(4)	(1)
Comparable hotel EBITDA	$21,023	$21,150	$21,568	$28,054	$25,109	$23,538	$105,021	$48,620	$10,966	$41,435	$8,623

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,814	$1,302	$1,974	$138	$20,090	$1,475	$1,741	$278	$(148)	$3,289	$1,156
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	(8)	—	—	(44)	—	—	—	—	—
Interest expense	—	—	—	—	—	3,598	—	—	852	4,305	—
Amortization of loan costs	—	—	—	—	—	225	—	—	160	228	—
Depreciation and amortization	4,906	1,665	638	1,131	13,183	2,738	1,420	560	1,628	6,562	11,630
Income tax expense (benefit)	—	—	—	—	252	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	101	100	(20)	58	646	161	18	21	20	277	43
Hotel EBITDA including amounts attributable to noncontrolling interest	6,819	3,067	2,584	1,327	34,171	8,153	3,179	859	2,512	14,661	12,829
Non-comparable adjustments	(1)	(3)	1	(3)	(9)	(3)	12	2	(3)	28	1
Comparable hotel EBITDA	$6,818	$3,064	$2,585	$1,324	$34,162	$8,150	$3,191	$861	$2,509	$14,689	$12,830

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(239)	$514	$(1,053)	$538	$144	$2,824	$(3,645)	$171	$(6,967)	$(8,144)	$154,682
Non-property adjustments	—	(117)	—	—	—	—	(326)	(71)	6,774	6,606	24,393
Interest income	—	(2)	—	—	—	(67)	—	—	—	—	(345)
Interest expense	—	1,121	—	—	—	—	6,353	707	—	(1)	16,947
Amortization of loan costs	—	337	—	—	—	—	536	35	—	—	1,521
Depreciation and amortization	2,069	1,217	3,578	525	938	2,527	2,302	692	632	3,381	267,708
Income tax expense (benefit)	—	—	—	14	(12)	—	—	—	—	—	259
Non-hotel EBITDA ownership expense	94	365	232	7	18	(30)	442	419	32	80	10,416
Hotel EBITDA including amounts attributable to noncontrolling interest	1,924	3,435	2,757	1,084	1,088	5,254	5,662	1,953	471	1,922	475,581
Non-comparable adjustments	(2)	499	(1)	(1)	(1)	—	2,931	1,090	(471)	12	(685)
Comparable hotel EBITDA	$1,922	$3,934	$2,756	$1,083	$1,087	$5,254	$8,593	$3,043	$—	$1,934	$474,896
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,437	$3,730	$469	$3,597	$4,013	$1,822	$11,225	$3,407	$465	$3,773	$(159)
Non-property adjustments	—	—	—	—	—	—	(2,527)	(7)	—	—	—
Interest income	(6)	(4)	(1)	—	—	(7)	—	(5)	—	(31)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,919	2,035	4,130	3,437	3,489	3,657	15,892	7,038	2,455	5,895	1,531
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	21	25	54	30	378	125	400	223	66	57	43
Hotel EBITDA including amounts attributable to noncontrolling interest	4,371	5,786	4,652	7,064	7,880	5,597	24,990	10,656	2,988	9,695	1,413
Non-comparable adjustments	—	—	—	—	—	—	(449)	—	—	—	—
Comparable hotel EBITDA	$4,371	$5,786	$4,652	$7,064	$7,880	$5,597	$24,541	$10,656	$2,988	$9,695	$1,413

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$(36)	$149	$425	$62	$3,802	$72	$703	$(28)	$(207)	$2,159	$(207)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(2)	—	—	(9)	—	—	—	—	—
Interest expense	—	—	—	—	—	881	—	—	206	1,054	—
Amortization of loan costs	—	—	—	—	—	57	—	—	41	58	—
Depreciation and amortization	1,324	536	171	370	3,301	686	399	143	430	1,595	2,937
Income tax expense (benefit)	—	—	—	—	35	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	38	20	(43)	12	376	60	7	17	4	35	6
Hotel EBITDA including amounts attributable to noncontrolling interest	1,325	705	551	444	7,514	1,747	1,109	132	474	4,901	2,736
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,325	$705	$551	$444	$7,514	$1,747	$1,109	$132	$474	$4,901	$2,736

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(119)	$1,202	$(819)	$163	$125	$1,068	$(567)	$251	$(149)	$(203)	$42,625
Non-property adjustments	—	—	—	—	—	—	—	—	259	1	(2,274)
Interest income	—	—	—	—	—	(35)	—	—	—	—	(103)
Interest expense	—	306	—	—	—	—	2,255	299	—	—	5,004
Amortization of loan costs	—	94	—	—	—	—	182	15	—	—	447
Depreciation and amortization	511	318	908	132	223	693	412	270	48	796	67,681
Income tax expense (benefit)	—	—	—	8	2	—	—	—	—	(1)	44
Non-hotel EBITDA ownership expense	—	14	54	—	1	2	82	246	8	11	2,372
Hotel EBITDA including amounts attributable to noncontrolling interest	392	1,934	143	303	351	1,728	2,364	1,081	166	604	115,796
Non-comparable adjustments	—	—	—	—	—	—	—	—	(166)	—	(615)
Comparable hotel EBITDA	$392	$1,934	$143	$303	$351	$1,728	$2,364	$1,081	$—	$604	$115,181
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$3,401	$3,759	$1,755	$4,947	$4,302	$2,843	$12,446	$5,868	$1,087	$6,038	$969
Non-property adjustments	—	—	—	—	—	—	5,148	(3)	—	—	—
Interest income	(6)	(4)	(1)	—	—	(10)	—	(5)	—	(34)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,077	2,073	3,958	3,530	3,315	3,509	15,818	7,047	2,110	5,793	1,524
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(29)	63	194	49	356	79	941	360	104	276	24
Hotel EBITDA including amounts attributable to noncontrolling interest	5,443	5,891	5,906	8,526	7,973	6,421	34,353	13,267	3,303	12,074	2,515
Non-comparable adjustments	—	—	—	—	—	—	(1,364)	—	—	—	—
Comparable hotel EBITDA	$5,443	$5,891	$5,906	$8,526	$7,973	$6,421	$32,989	$13,267	$3,303	$12,074	$2,515

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$333	$472	$607	$34	$7,836	$1,371	$657	$24	$(66)	$2,466	$2,173
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(13)	—	—	—	—	—
Interest expense	—	—	—	—	—	915	—	—	219	1,094	—
Amortization of loan costs	—	—	—	—	—	56	—	—	40	57	—
Depreciation and amortization	1,238	404	161	270	3,351	659	353	139	375	1,581	2,877
Income tax expense (benefit)	—	—	—	—	48	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	77	34	4	19	172	22	6	1	33	57	5
Hotel EBITDA including amounts attributable to noncontrolling interest	1,648	910	770	323	11,407	3,010	1,016	164	601	5,255	5,055
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,648	$910	$770	$323	$11,407	$3,010	$1,016	$164	$601	$5,255	$5,055

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(57)	$145	$(199)	$178	$127	$1,248	$(707)	$157	$(1,312)	$100	$63,002
Non-property adjustments	—	—	—	—	—	—	(326)	—	1,385	1	6,205
Interest income	—	—	—	—	—	—	—	—	—	1	(76)
Interest expense	—	316	—	—	—	—	2,322	297	—	(1)	5,165
Amortization of loan costs	—	92	—	—	—	—	179	15	—	1	440
Depreciation and amortization	513	300	926	133	241	606	1,141	259	189	833	67,303
Income tax expense (benefit)	—	—	—	9	5	—	—	—	—	1	63
Non-hotel EBITDA ownership expense	50	138	7	2	3	2	113	49	5	9	3,225
Hotel EBITDA including amounts attributable to noncontrolling interest	506	991	734	322	376	1,856	2,722	777	267	945	145,327
Non-comparable adjustments	—	—	—	—	—	—	—	—	(267)	—	(1,631)
Comparable hotel EBITDA	$506	$991	$734	$322	$376	$1,856	$2,722	$777	$—	$945	$143,696
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$4,045	$2,614	$1,721	$2,949	$1,366	$2,446	$10,675	$6,728	$(378)	$4,058	$1,549
Non-property adjustments	—	—	—	—	—	—	—	(33)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(26)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,148	2,118	4,051	3,652	3,294	3,314	15,624	7,259	2,241	6,022	1,498
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	113	73	81	34	100	431	352	162	29	161	13
Hotel EBITDA including amounts attributable to noncontrolling interest	6,301	4,801	5,853	6,635	4,760	6,181	26,651	14,112	1,894	10,216	3,058
Non-comparable adjustments	(12)	(1)	—	—	(1)	—	(1,785)	(1)	—	(1)	1
Comparable hotel EBITDA	$6,289	$4,800	$5,853	$6,635	$4,759	$6,181	$24,866	$14,111	$1,894	$10,215	$3,059

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$918	$177	$436	$97	$4,438	$(65)	$22	$118	$417	$(1,465)	$(636)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(9)	—	—	—	—	—
Interest expense	—	—	—	—	—	910	—	—	218	1,090	—
Amortization of loan costs	—	—	—	—	—	56	—	—	40	57	—
Depreciation and amortization	1,218	400	155	249	3,100	642	340	143	364	1,580	3,023
Income tax expense (benefit)	—	—	—	—	40	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	16	24	3	9	40	30	(54)	1	8	47	1
Hotel EBITDA including amounts attributable to noncontrolling interest	2,152	601	592	355	7,618	1,564	308	262	1,047	1,309	2,388
Non-comparable adjustments	1	(1)	—	(1)	—	(1)	(1)	—	(1)	2	1
Comparable hotel EBITDA	$2,153	$600	$592	$354	$7,618	$1,563	$307	$262	$1,046	$1,311	$2,389

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$121	$(669)	$225	$87	$(62)	$(203)	$(2,371)	$(237)	$(132)	$(754)	$38,235
Non-property adjustments	—	(117)	—	—	—	—	—	(71)	—	(47)	(268)
Interest income	—	—	—	—	—	(14)	—	—	—	—	(76)
Interest expense	—	315	—	—	—	—	1,776	111	—	—	4,423
Amortization of loan costs	—	91	—	—	—	—	175	5	—	—	424
Depreciation and amortization	505	357	877	131	236	552	749	163	172	810	66,987
Income tax expense (benefit)	—	—	—	3	—	—	—	—	—	—	43
Non-hotel EBITDA ownership expense	(11)	82	58	2	2	(26)	247	124	5	(16)	2,141
Hotel EBITDA including amounts attributable to noncontrolling interest	615	59	1,160	223	176	309	576	95	45	(7)	111,909
Non-comparable adjustments	(1)	—	—	(1)	(1)	1	71	220	(45)	5	(1,552)
Comparable hotel EBITDA	$614	$59	$1,160	$222	$175	$310	$647	$315	$—	$(2)	$110,357
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,759	$2,545	$855	$2,585	$1,017	$2,000	$(1,676)	$3,423	$518	$3,418	$18
Non-property adjustments	(75)	—	—	(404)	—	—	9,913	(485)	—	—	—
Interest income	(5)	(4)	(1)	(1)	—	(9)	—	(3)	—	(28)	(2)
Interest expense	—	—	—	—	2	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,178	2,151	3,953	3,527	3,274	3,240	14,979	7,277	2,058	6,094	1,602
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	(6)	344	122	218	117	564	338	207	(30)	20
Hotel EBITDA including amounts attributable to noncontrolling interest	4,917	4,682	5,151	5,829	4,511	5,348	23,780	10,550	2,784	9,454	1,638
Non-comparable adjustments	3	(9)	6	—	(14)	(9)	(1,155)	36	(3)	(3)	(2)
Comparable hotel EBITDA	$4,920	$4,673	$5,157	$5,829	$4,497	$5,339	$22,625	$10,586	$2,781	$9,451	$1,636

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$599	$504	$506	$(55)	$4,014	$97	$359	$164	$(292)	$129	$(174)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(2)	—	—	(13)	—	—	—	—	—
Interest expense	—	—	—	—	—	892	—	—	209	1,067	—
Amortization of loan costs	—	—	—	—	—	56	—	—	39	56	—
Depreciation and amortization	1,126	325	151	242	3,431	751	328	135	459	1,806	2,793
Income tax expense (benefit)	—	—	—	—	129	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(30)	22	16	18	58	49	59	2	(25)	138	31
Hotel EBITDA including amounts attributable to noncontrolling interest	1,694	851	671	205	7,632	1,832	746	301	390	3,196	2,650
Non-comparable adjustments	(2)	(2)	1	(2)	(9)	(2)	13	2	(2)	26	—
Comparable hotel EBITDA	$1,692	$849	$672	$203	$7,623	$1,830	$759	$303	$388	$3,222	$2,650

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(184)	$(164)	$(260)	$110	$(46)	$711	$—	$—	$(5,374)	$(7,287)	$10,820
Non-property adjustments	—	—	—	—	—	—	—	—	5,130	6,651	20,730
Interest income	—	(2)	—	—	—	(18)	—	—	—	(1)	(90)
Interest expense	—	184	—	—	—	—	—	—	—	—	2,355
Amortization of loan costs	—	60	—	—	—	—	—	—	—	(1)	210
Depreciation and amortization	540	242	867	129	238	676	—	—	223	942	65,737
Income tax expense (benefit)	—	—	—	(6)	(19)	—	—	—	—	—	109
Non-hotel EBITDA ownership expense	55	131	113	3	12	(8)	—	—	14	76	2,678
Hotel EBITDA including amounts attributable to noncontrolling interest	411	451	720	236	185	1,361	—	—	(7)	380	102,549
Non-comparable adjustments	(1)	499	(1)	—	—	(1)	2,860	870	7	7	3,113
Comparable hotel EBITDA	$410	$950	$719	$236	$185	$1,360	$2,860	$870	$—	$387	$105,662
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company’s operations at September 30, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.